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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   March 10, 1997


                               FOUR MEDIA COMPANY
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

              0-21943                               95-4599440
     (Commission File Number)           (I.R.S. Employer Identification No.)

      2813 WEST ALAMEDA AVENUE                      91505-4455
        BURBANK, CALIFORNIA                         (Zip Code)
(Address of principal executive offices)

                                 (818) 840-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

          On March 10, 1997, Four Media Company ("4MC"), through its wholly-owned subsidiary AV Acquisition Corp. ("AV"), completed the acquisition of equipment, accounts receivable and substantially all of the other assets of Anderson Film Industries Corp. d/b/a Anderson Video ("Anderson") from Earle Hagen, assignee for the benefit of Anderson's creditors (the "Assignee"). Concurrently, 4MC completed the acquisition from certain of Anderson's creditors of certain secured claims against Anderson and certain material personal property leases utilized in Anderson's business, as well as the payment and satisfaction of certain liens. In addition, AV completed the acquisition of equipment, accounts receivable and substantially all of the other assets of Anderson Graphics, LLC ("Graphics").

          The aggregate cost of the transactions totalled approximately $10,000,000, of which $100,000 was paid to the Assignee for the acquired Anderson assets, an aggregate of approximately $8,700,000 was paid to personal property lessors, secured creditors and lienholders of Anderson, approximately $650,000 was paid for the Graphics assets, and the balance represents related transaction costs. The consideration paid was based, in each instance, upon arms-length negotiations between the relevant parties as to the fair value of acquired assets, claims and/or leases, as applicable.

          Anderson provides a variety of technical and creative services to its television and studio customers. Graphics provides graphic services to its motion picture, television and video customers and to certain customers of Anderson. AV intends to conduct the Anderson and Graphics businesses in substantially similar manner as were conducted by Anderson and Graphics.

          In connection with the asset acquisition, 4MC entered into three-year employment agreements, with each of Darrell L. Anderson and Michael Doggett, the Chairman of the Board and Chief Executive Officer, respectively, of Anderson, and a three-year consulting agreement with Darrell A. Anderson.

          The source of funds used for this acquisition was from the proceeds of 4MC's initial public offering.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial Statements of Business Acquired.  It is impractical to
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provide the required financial statements for Anderson and Graphics at this time. 4MC intends to file the required financial statements as soon as possible, but not later than 60 days after the date this Form 8-K is required to be filed.

         (b) Pro Forma Financial Information.  It is impractical to provide the
             -------------------------------
required pro forma financial information for Anderson and Graphics at this time. 4MC intends to file the required pro forma financial information as soon as possible, but not later than 60 days after the date this Form 8-K is required to be filed.

         (c) Exhibits
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             10.1  Letter Agreement dated February 24, 1997 between Anderson
                   Film Industries Corp. d/b/a/ Anderson Video and Four Media Company.

                                      2.
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          10.2 Asset Purchase and Sale Agreement between Earle Hagen, Assignee for the Benefit of Creditors of Anderson Film Industries Corp. d/b/a Anderson Video and AV Acquisition Corp. dated March 7, 1997 (without exhibits or schedules).

          10.3 Agreement dated March 10, 1997 between AV Acquisition Corp. and Anderson Graphics, LLC (without exhibits).

          10.4 Employment Agreement dated March 10, 1997 between Four Media Company and Darrell L. Anderson.

          10.5 Employment Agreement dated March 10, 1997 between Four Media Company and Michael Doggett.

          10.6 Consulting Agreement dated March 10, 1997 between Four Media Company and Darrell A. Anderson.

                                      3.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FOUR MEDIA COMPANY



Date:  March 24, 1997               By /s/ John H. Sabin
                                      ------------------
                                      John H. Sabin
                                      Chief Financial Officer

                                      4.
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                                 EXHIBIT INDEX
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


 Exhibit
   No.                               Description
----------   -----------------------------------------------------------
   10.1      Letter Agreement dated February 24, 1997 between
             Anderson Film Industries Corp. d/b/a/ Anderson Video and
             Four Media Company.

   10.2 Asset Purchase and Sale Agreement between Earle Hagen, Assignee for the Benefit of Creditors of Anderson Film Industries Corp. d/b/a Anderson Video and AV Acquisition Corp. dated March 7, 1997 (without exhibits or schedules).

   10.3 Agreement dated March 10, 1997 between AV Acquisition Corp. and Anderson Graphics, LLC (without exhibits).

   10.4      Employment Agreement dated March 10, 1997 between
             Four Media Company and Darrell L. Anderson.

   10.5      Employment Agreement dated March 10, 1997 between
             Four Media Company and Michael Doggett.

   10.6 Consulting Agreement dated March 10, 1997 between Four Media Company and Darrell A. Anderson.

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                                      5.